FIST2 P-2 09/14

SUPPLEMENT DATED SEPTEMBER 30, 2014

TO THE PROSPECTUS DATED MARCH 1, 2014

OF

FRANKLIN INVESTORS SECURITIES TRUST

(Franklin Adjustable U.S. Government Securities Fund, Franklin Floating Rate Daily Access Fund, Franklin Low Duration Total Return Fund, Franklin Total Return Fund)

The Prospectus is amended as follows:

I. For the Franklin Floating Rate Daily Access Fund, the following has been added to the portfolio management team under "Fund Summaries – Portfolio Managers" section on page 19:

Portfolio Managers

Mark Boyadjian, CFA   Senior Vice President of Advisers and portfolio manager of the Fund since September 2014.

II. For the Franklin Floating Rate Daily Access Fund, the following has been added to the portfolio management team under "Fund Details - Management" section on page 68:

Mark Boyadjian, CFA   Senior Vice President of Advisers

Mr. Boyadjian has been a portfolio manager of the Fund since September 2014, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton in 1998.

III. For the Franklin Floating Rate Daily Access Fund, the following paragraph describing the portfolio manager responsibilities under the "Fund Details - Management" section on page 69 has been revised as follows:

The portfolio managers of the Fund have equal authority over all aspects of the Fund's investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which each portfolio manager may perform these functions, and the nature of these functions, may change from time to time.

Please keep this supplement with your prospectus for future reference.